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                                                                     EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 14, 1997 in the Registration Statement (Form S-1 dated September 15, 1997) and related Prospectus of NetMed, Inc. for the registration of 1,500,000 shares of its common stock.

                                                  /s/ Ernst & Young LLP

Columbus, Ohio
September 15, 1997